BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Managed Volatility V.I. Fund

(the “Fund”)

Supplement dated July 1, 2013

to the Fund’s Statement of Additional Information dated May 1, 2013

The following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Advisory Arrangements — Portfolio Manager Information” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” as it relates solely to the Fund is deleted in its entirety and replaced with the following:

Managed Volatility V.I.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Green	20	24	5	0	0	1
	$12.89 Billion	$7.04 Billion	$2.69 Billion	$0	$0	$1.28 Billion

Sunder Ramkumar, CFA[1]	3	0	0	0	0	0
	$1.52 Billion	$0	$0	$0	$0	$0

Justin Christofel, CFA[1]	19	18	10	0	0	6
	$13.63 Billion	$3.37 Billion	$749.5 Million	$0	$0	$347.8 Million

1 Information for Messrs. Ramkumar and Christofel is provided as of May 31, 2013.

The subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — 4. Messrs. Corallo, Bliss, Savage and Green” is deleted in its entirety and replaced with the following:

4. Messrs. Corallo, Bliss, Savage, Green, Ramkumar and Christofel

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. Performance of multi-asset class funds is generally measured on a pre-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Philip Green Sunder Ramkumar, CFA Justin Christofel, CFA	Managed Volatility V.I.	Messrs. Green, Ramkumar, and Christofel’s performance is not measured against a specific benchmark.
Edward Corallo Christopher Bliss Greg Savage	S&P 500 Index V.I.	Messrs. Corallo, Bliss and Savage’s performance is not measured against a specific benchmark.

Shareholders should retain this Supplement for future reference.

SAI-VARMVII-0713SUP